Exhibit 10.3.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is made as of October 27, 2011, by and among:

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Lead Borrower”);

the Persons named on Schedule I hereto (together with the Lead Borrower, individually, a “Borrower”, and collectively, the “Borrowers”);

the Persons named on Schedule II hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively, the “Loan Parties”);

the LENDERS party hereto; and

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 28, 2010 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Loan Parties, the Lenders party thereto from time to time, and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender;

WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in Credit Agreement unless otherwise defined herein.

2.	Amendments to Article I of Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)	By amending the definition of “Acquisition” by adding the following new sentence at the end thereof:

Notwithstanding the foregoing, in no event will any Plan Redemption Payment be construed to be an Acquisition for purposes of this Agreement.

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(b)	By amending the definition of “Additional Payment Conditions” in its entirety and substituting the following new definition in its stead:

“Additional Payment Conditions” means satisfaction of the following, with respect to any Acquisition: (i) No Event of Default has occurred and is continuing or would result after giving effect to the consummation of such Acquisition, and (ii) (a) at all times during the 90 day period immediately preceding the consummation of such Acquisition and (b) immediately after giving effect to the consummation of such Acquisition, Availability shall not be less than 30% of the Loan Cap and (iii) the Administrative Agent shall have received projections reasonably satisfactory to the Administrative Agent as determined on a pro forma basis, for the 180 day period immediately following the consummation of such Acquisition (after giving pro-forma effect thereto), that reflect the Borrowers collectively shall have Availability of at least 30% of the Loan Cap; it being understood and agreed that it shall not constitute a breach of this requirement if Availability subsequently is less than 30% of the Loan Cap so long as the projection thereof is based on the good faith estimate of the Borrowers at the time of such payment.

(c)	By amending the definition of “Applicable Margin” by deleting the pricing grid in its entirety and substituting the following in its stead:

Level	Average Daily Availability	LIBOR Margin	Base Rate Margin
I	Greater than or equal to 50% of the Loan Cap	1.75%	0.75%
II	Greater than or equal to 25% of the Loan Cap but less than 50% of the Loan Cap	2.00%	1.00%
III	Less than 25% of the Loan Cap	2.25%	1.25%

(d)	By deleting the definition of “Appraisal Percentage” in its entirety and substituting the following new definition in its stead:

“Appraisal Percentage” means 90%.

(e)	By amending the definition of “Availability Reserves” by deleting the phrase “and” at the end of clause (x) thereof, re-numbering clause (xi) as clause (xii), and inserting the following new clause (xi) in its stead:

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(xi) the Debt Maturity Reserve; and

(f)	By amending the definition of “Change in Law” by adding the following proviso at the end thereof:

provided however, for purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, guidelines or directives in connection therewith and (ii) all rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or Canadian regulatory authorities, in each case pursuant to Basel III, are deemed to have gone into effect and been adopted after the Closing Date.

(g)	By amending the definition of “Indebtedness” by adding the following new sentence at the end thereof:

Notwithstanding the foregoing, in no event will any Plan Redemption Payment be construed to be Indebtedness for purposes of this Agreement.

(h)	By deleting the definition of “Maturity Date” in its entirety and substituting the following new definition in its stead:

“Maturity Date” means October 27, 2016.

(i)	By amending the definition of “Permitted Acquisition” by deleting clause (h) thereof in its entirety and substituting the following new clause (h) in its stead:

(h) [Reserved.]

(j)	By amending the definition of “Permitted Investment” by deleting the phrase “and” at the end of clause (p) thereof, re-lettering clause (q) as clause (r), and inserting the following new clause (r) in its stead:

(r) Plan Redemption Payments; and

(k)	By adding the following new definitions in appropriate alphabetical order:

“Debt Maturity Reserve” means an Availability Reserve in an amount not to exceed the outstanding Indebtedness in respect of the Trade Credit, the Sponsor Note and the Cash Flow Payments, such Debt Maturity Reserve to be established no earlier than ninety (90) days prior to the due date of such Indebtedness; provided that such Debt Maturity Reserve shall be reduced on a dollar-for-dollar basis immediately prior to when such Indebtedness is paid, redeemed, repaid, refinanced or extended as provided. For the avoidance of doubt, with respect to any Borrowing the proceeds of which shall be used to pay any Indebtedness described in the immediately preceding sentence, the Debt Maturity Reserve shall

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be deemed reduced on a dollar-for-dollar basis in an amount equal to such Indebtedness to be paid for purposes of determining Availability hereunder.

“Employee Stock Plan” means that certain Sportsman’s Warehouse Holdings, Inc. 2010 Equity Incentive Plan annexed hereto as Exhibit J (as in effect on the First Amendment Effective Date and as subsequently amended in accordance with the terms hereof), pursuant to which certain Eligible Persons (as defined therein) may purchase restricted Equity Interests in the Parent.

“First Amendment Effective Date” means October 27, 2011.

“Payment Conditions” means satisfaction of the following, with respect to any payment of Indebtedness: (i) No Event of Default has occurred and is continuing or would result after giving effect to the making of such payment of Indebtedness, and (ii) (a) at all times during the 90 day period immediately preceding the making of such payment of Indebtedness and (b) immediately after giving effect to the making of such payment of Indebtedness, Availability shall not be less than 25% of the Loan Cap and (iii) the Administrative Agent shall have received projections reasonably satisfactory to the Administrative Agent as determined on a pro forma basis, for the 180 day period immediately following the making of such payment of Indebtedness (after giving pro-forma effect thereto), that reflect the Borrowers collectively shall have Availability of at least 25% of the Loan Cap; it being understood and agreed that it shall not constitute a breach of this requirement if Availability subsequently is less than 25% of the Loan Cap so long as the projection thereof is based on the good faith estimate of the Borrowers at the time of such payment.

“Plan Redemption Payments” means payments to Eligible Persons (as defined in the Employee Stock Plan) for the redemption of restricted Equity Interests issued to such employees pursuant to the Employee Stock Plan, which redemption is required pursuant to the terms of the Employee Stock Plan.

(l)	By deleting the definitions of “Scheduled Payment Conditions” and “Sponsor Note Payment Conditions” in their entirety.

3.	Amendments to Article II of Credit Agreement. The provisions of Section 2.09(b) of the Credit Agreement are hereby amended by deleting the first sentence thereof in its entirety and substituting the following new sentence in its stead:

In the event that the Termination Date occurs, for any reason, prior to the Maturity Date, or in the event that the Borrowers reduce (but do not terminate) the Aggregate Commitments prior to the Maturity Date, the Borrowers shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a fee (the “Early Termination Fee”) in respect of amounts which are or become payable by reason thereof equal to (i) if the Termination Date or reduction occurs on or prior to April 27, 2012, one percent (1.0%) of the Commitments then in effect (without

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regard to any termination thereof) or of the amount of any reduction in the Aggregate Commitments, and (ii) if the Termination Date or reduction occurs during the period commencing on April 28, 2012 and ending on October 27, 2012, one-half percent (0.5%) of the Commitments then in effect (without regard to any termination thereof) or of the amount of any reduction in the Aggregate Commitment; provided that no Early Termination Fee shall be payable in the event that the Termination Date occurs and the Obligations are indefeasibly paid in full in cash contemporaneously with the occurrence of an event constituting a Change of Control of the type described in clause (a) of the definition of such term.

4.	Amendments to Article VI of Credit Agreement. The provisions of Article VI of the Credit Agreement are hereby amended by deleting Section 6.11 thereof in its entirety and substituting the following new Section 6.11 in its stead:

6.11 Use of Proceeds. Use the proceeds of the Credit Extensions (a) to finance the acquisition of working capital assets of the Borrowers, including the purchase of inventory and equipment, in each case in the ordinary course of business, (b) to finance Capital Expenditures of the Borrowers, (c) for general corporate purposes of the Loan Parties, (d) to pay in full any obligations outstanding under the Existing Credit Agreement, (e) to pay in full any obligations outstanding in respect of the Sponsor Note, the Trade Credit, the Cash Flow Payments and other Subordinated Debt, in each case described in this Section 6.11 to the extent expressly permitted under applicable Law and the Loan Documents.

5.	Amendments to Article VII of Credit Agreement. The provisions of Article VII of the Credit Agreement are hereby amended as follows:

(a)	By deleting Section 7.07 thereof in its entirety and substituting the following new Section 7.07 in its stead:

7.07 Prepayments of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness, or make any payment in violation of any subordination terms of any Subordinated Debt, except (a) as long as no Event of Default then exists, regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of Permitted Indebtedness (other than Subordinated Debt), (b) certain intercompany loans and advances between Borrowers and Guarantor to the extent mutually agreed by the Lead Borrower and the Administrative Agent, including without limitation advances made to the Guarantor for payment of Taxes, (c) voluntary prepayments, repurchases, redemptions or defeasances of Permitted Indebtedness (but excluding on account of any Subordinated Debt), (d) payments with respect to the Trade Credit, (e) the reimbursement of expenses of SEP SWH Holdings, L.P. and its Affiliates pursuant to the Management Reimbursement Agreement, (f) so long as the Payment Conditions shall have been satisfied, payments and

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prepayments of interest and principal with respect to Subordinated Debt, and (g) refinancings and refundings of such Indebtedness in compliance with Section 7.03.

(b)	By deleting Section 7.12 thereof in its entirety and substituting the following new Section 7.12 in its stead:

7.12 Amendment of Material Documents. Amend, modify or waive (i) any of a Loan Party’s rights under (a) its Organization Documents in a manner materially adverse to the Credit Parties, or (b) any Material Contract or Material Indebtedness (other than on account of any refinancing thereof otherwise permitted hereunder), in each case to the extent that such amendment, modification or waiver would be reasonably likely to have a Material Adverse Effect, or (ii) any provision of the Employee Stock Plan without the written consent of the Agent, provided that the foregoing shall not be deemed to restrict the ability of the Board (as defined in the Employee Stock Plan) to determine additional Eligible Persons (as defined in the Employee Stock Plan) in accordance with the terms of the Employee Stock Plan.

(c)	By deleting Section 7.15 thereof in its entirety and substituting the following new Section 7.15 in its stead:

7.15 Excess Availability; Availability. Permit Excess Availability at any time to be less than ten percent (10%) of the Loan Cap, or permit Availability at any time to be less than Five Million Five Hundred Thousand Dollars ($5,500,000).

6.	Amendment to Schedules to Credit Agreement. Each of the following schedules to the Credit Agreement is hereby amended by deleting such schedule in its entirety and restating it in its entirety in the form of the corresponding schedule in Exhibit A attached hereto: Schedules 1.01(a), 1.01(b), 1.01(c), 2.01, 5.01, 5.05, 5.06, 5.07, 5.08(b)(1), 5.08(b)(2), 5.09, 5.10, 5.13, 5.17, 5.18, 5.21(a), 5.21(b), 5.24, 7.01, 7.02, 7.03, and 10.02.

7.	Amendments to Exhibits to Credit Agreement.

(a)	Exhibit G to the Credit Agreement is hereby amended by deleting such exhibit in its entirety and restating it in its entirety in the form of Exhibit G attached hereto.

(b)	The Exhibits to the Credit Agreement are hereby amended by adding Exhibit J thereto in the form of Exhibit J attached hereto.

8.	References to Wells Fargo. Any and all references to “Wells Fargo Retail Finance, LLC” in the Credit Agreement or any other Loan Document shall mean and refer to “Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC)”.

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9.	Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties are subject to “materiality” or “Material Adverse Effect” or similar language, in which case they are true and complete in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

10.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

(a)	The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

(b)	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)	The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by the Borrowers, a Note in favor of each Lender requesting a Note and reflecting the Commitment of such Lender after giving effect to this Amendment.

(d)	The Administrative Agent shall have received a favorable opinion of Lindquist & Vennum P.L.L.P., counsel to the Loan Parties, addressed to the Administrative Agent and each other Credit Party, as to such matters concerning the Loan Parties, this Amendment and the other Loan Documents as the Administrative Agent may reasonably request.

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(e)	The Loan Parties shall have paid in full all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents.

(f)	The Administrative Agent shall have received an updated Borrowing Base Certificate reflecting the Borrowing Base as of the date hereof (after giving effect to this Amendment).

(g)	No Default or Event of Default shall have occurred and be continuing.

(h)	On or prior to the date hereof, the Borrowers shall have paid the fees set forth in the First Amendment Fee Letter.

(i)	The Administrative Agent shall have received such additional documents, instruments, and agreements as any Agent may reasonably request in connection with the transactions contemplated hereby.

11.	Post-Closing Covenants.

(a)	Within thirty (30) days following the First Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Loan Parties shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, such updates to the Perfection Certificate delivered to the Administrative Agent on the Closing Date as are necessary to render the representations and warranties set forth therein complete and accurate as of the First Amendment Effective Date (it being acknowledged and agreed that the Loan Parties shall not be required to update any such information appearing in the schedules annexed hereto as Exhibit A).

(b)

Without limiting the Loan Parties’ obligations under Section 6.17 of the Credit Agreement, Section 3.6 of the Security Agreement or any similar provision in any Loan Document, to the extent any of the schedules annexed hereto as Annex A or the updates to the Perfection Certificate described in clause (a) above reflect (i) DDAs, freight forwarders, customs brokers, distribution centers, or warehouses that are not currently the subject of Blocked Account Agreements, Collateral Access Agreements, customs broker agreements or similar agreements, or (ii) registered intellectual property that is not currently subject to the Collateral Agent’s Lien of record with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, then, in each case, within sixty (60) days following the Administrative Agent’s receipt of the updates to the Perfection Certificate described in clause (a) above (or such longer period as the Administrative Agent may agree in its sole discretion), the Loan Parties shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, such Blocked Account Agreements, Collateral Access Agreements, customs broker agreements or similar agreements (in the

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case of clause (i) above) and short form grants of security interest in intellectual property in form acceptable for recording with the United States Patent and Trademark Office or United States Copyright Office, as applicable (in the case of clause (ii) above), as the Administrative Agent may reasonably request.

(c)	Within one hundred twenty (120) days following the First Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Loan Parties shall deliver to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, (i) a duly executed amendment to the Mortgage in respect of the Eligible Real Estate owned by the Lead Borrower and located in Loveland, Larimer County, Colorado, pursuant to which, among other things, amendment the aggregate principal amount referred to in Recital A of the Mortgage shall be increased from $75,000,000 to $95,000,000, (ii) in connection with such amendment, such endorsements to the Mortgage Policies reasonably required by the Agents (to the extent available at commercially reasonable rates) and in amounts reasonably acceptable to the Collateral Agent, and (iii) an updated Schedule 7.01 to the Credit Agreement, which, upon acceptance by the Administrative Agent thereof, shall replace and supersede the existing Schedule 7.01 to the Credit Agreement (it being understood and agreed that no revision to such Schedule shall be deemed the Credit Parties’ consent to the matters reflected in such updated Schedule nor permit the Loan Parties to undertake any actions otherwise prohibited under the Credit Agreement; nor shall any such supplement to such Schedule be deemed the Credit Parties’ waiver of any Default or Event of Default resulting from the matters disclosed therein).

(d)	Within one hundred twenty (120) days following the First Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Loan Parties shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Agents required under the Loan Documents have been obtained and are in effect.

Notwithstanding anything to the contrary, the Loan Parties acknowledge and agree that the failure of the Loan Parties to comply with any provision of this Section 11 shall constitute an immediate Event of Default pursuant to Section 8.01(b) of the Credit Agreement.

12.	Representations and Warranties.

(a)

The execution, delivery and performance by each Loan Party of this Amendment and the performance of each Loan Party’s obligations hereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or

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contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Security Documents); or (iv) violate any Law.

(b)	This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)	After giving effect to the transactions contemplated by this Amendment, the Loan Parties, on a Consolidated basis, are Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

(d)	There has been no event or circumstance since January 31, 2011 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(e)	No consents, licenses or approvals are required in connection with the execution, delivery and performance by any Loan Party, and the validity against such Loan Party, of this Amendment or any other Loan Document to which it is a party, except for such consents, licenses and approvals attached hereto as Schedule III, each of which are in full force and effect as of the date hereof.

(f)	No Default or Event of Default has occurred and is continuing.

13.	Miscellaneous.

(a)

Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the other Credit Parties, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby

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expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

(b)	This Amendment may be executed in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(c)	This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)	If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)	The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agents or the other Credit Parties or their respective counsel in entering into this Amendment.

(f)	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower

By:	Sportsman’s Warehouse, Inc., its Sole Member

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation, as a Guarantor

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, Lender and Swing Line Lender

By:	/s/ Peter Foley
Name:	Peter Foley
Title:	Duly Authorized Signatory

Signature Page to First Amendment to Credit Agreement

Schedule I

Borrowers other than the Lead Borrower

Sportsman’s Warehouse Southwest, Inc.

Minnesota Merchandising Corp.

Pacific Flyway Wholesale, LLC

Schedule II

Guarantors

Sportsman’s Warehouse Holdings, Inc.

Schedule III

Required Consents

None.

Exhibit A

Schedules to Credit Agreement

[see attached]

REVISED SCHEDULES TO CREDIT AGREEMENT

Dated as of October 27, 2011

among

SPORTSMAN’S WAREHOUSE, INC.,

as the Lead Borrower

For

The Borrowers Named Herein

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Administrative Agent, Collateral Agent, Swing Line Lender,

and

The Other Lenders Party Hereto

This document constitutes the schedules to the Credit Agreement dated May 28, 2010, as amended by that certain First Amendment to Credit Agreement dated October 27, 2011 (the “Credit Agreement”) by and among (i) SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (in such capacity, the “Lead Borrower”), as representative for the Borrowers from time to time party thereto (individually, a “Borrower” and, collectively with the Lead Borrower, the “Borrowers”), (ii) the Borrowers, (iii) the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iv) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (v) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent and Swing Line Lender. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

Matters reflected in these schedules are not necessarily limited to matters required by the Credit Agreement to be reflected herein. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature. An exception or matter disclosed with respect to one representation or warranty shall also be deemed disclosed with respect to each other warranty or representation to which the exception or matter reasonably relates to the extent such relationship is reasonably apparent on the face of the disclosure contained in these schedules.

Disclosure Schedule 1.01(a)

Borrowers

Sportsman’s Warehouse, Inc., a Utah corporation

Sportsman’s Warehouse Southwest, Inc., a California corporation

Minnesota Merchandising Corp., a Minnesota corporation

Pacific Flyway Wholesale, LLC, a Delaware limited liability company

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Disclosure Schedule 1.01(b)

Eligible Real Estate

Lot 1, ROCKY MOUNTAIN VILLAGE EIGHTH SUBDIVISION to the City of Loveland, County of Larimer, State of Colorado.

Property address: 1675 Rocky Mountain Avenue, Loveland, Colorado.

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Disclosure Schedule 1.01(c)

Fiscal Calendar through Fiscal Year 2028

Fiscal Year Period	FY09		FY10		FY11		FY12		FY13
	Beg	End	Beg	End	Beg	End	Beg	End	Beg	End
1	2/1/2009	2/28/2009	1/31/2010	2/27/2010	1/30/2011	2/26/2011	1/29/2012	2/25/2012	2/3/2013	3/2/2013
2	3/1/2009	3/28/2009	2/28/2010	3/27/2010	2/27/2011	3/26/2011	2/26/2012	3/24/2012	3/3/2013	3/30/2013
3	3/29/2009	5/2/2009	3/28/2010	5/1/2010	3/27/2011	4/30/2011	3/25/2012	4/28/2012	3/31/2013	5/4/2013
4	5/3/2009	5/30/2009	5/2/2010	5/29/2010	5/1/2011	5/28/2011	4/29/2012	5/26/2012	5/5/2013	6/1/2013
5	5/31/2009	6/27/2009	5/30/2010	6/26/2010	5/29/2011	6/25/2011	5/27/2012	6/23/2012	6/2/2013	6/29/2013
6	6/28/2009	8/1/2009	6/27/2010	7/31/2010	6/26/2011	7/30/2011	6/24/2012	7/28/2012	6/30/2013	8/3/2013
7	8/2/2009	8/29/2009	8/1/2010	8/28/2010	7/31/2011	8/27/2011	7/29/2012	8/25/2012	8/4/2013	8/31/2013
8	8/30/2009	9/26/2009	8/29/2010	9/25/2010	8/28/2011	9/24/2011	8/26/2012	9/22/2012	9/1/2013	9/28/2013
9	9/27/2009	10/31/2009	9/26/2010	10/30/2010	9/25/2011	10/29/2011	9/23/2012	10/27/2012	9/29/2013	11/2/2013
10	11/1/2009	11/28/2009	10/31/2010	11/27/2010	10/30/2011	11/26/2011	10/28/2012	11/24/2012	11/3/2013	11/30/2013
11	11/29/2009	12/26/2009	11/28/2010	12/25/2010	11/27/2011	12/24/2011	11/25/2012	12/29/2012	12/1/2013	12/28/2013
12	12/27/2009	1/30/2010	12/26/2010	1/29/2011	12/25/2011	1/28/2012	12/30/2012	2/2/2013	12/29/2013	2/1/2014

	FY14		FY15		FY16		FY17		FY18
	Beg	End	Beg	End	Beg	End	Beg	End	Beg	End
1	2/2/2014	3/1/2014	2/1/2015	2/28/2015	1/31/2016	2/27/2016	1/29/2017	2/25/2017	2/4/2018	3/3/2018
2	3/2/2014	3/29/2014	3/1/2015	3/28/2015	2/28/2016	3/26/2016	2/26/2017	3/25/2017	3/4/2018	3/31/2018
3	3/30/2014	5/3/2014	3/29/2015	5/2/2015	3/27/2016	4/30/2016	3/26/2017	4/29/2017	4/1/2018	5/5/2018
4	5/4/2014	5/31/2014	5/3/2015	5/30/2015	5/1/2016	5/28/2016	4/30/2017	5/27/2017	5/6/2018	6/2/2018
5	6/1/2014	6/28/2014	5/31/2015	6/27/2015	5/29/2016	6/25/2016	5/28/2017	6/24/2017	6/3/2018	6/30/2018
6	6/29/2014	8/2/2014	6/28/2015	8/1/2015	6/26/2016	7/30/2016	6/25/2017	7/29/2017	7/1/2018	8/4/2018
7	8/3/2014	8/30/2014	8/2/2015	8/29/2015	7/31/2016	8/27/2016	7/30/2017	8/26/2017	8/5/2018	9/1/2018
8	8/31/2014	9/27/2014	8/30/2015	9/26/2015	8/28/2016	9/24/2016	8/27/2017	9/23/2017	9/2/2018	9/29/2018
9	9/28/2014	11/1/2014	9/27/2015	10/31/2015	9/25/2016	10/29/2016	9/24/2017	10/28/2017	9/30/2018	11/3/2018
10	11/2/2014	11/29/2014	11/1/2015	11/28/2015	10/30/2016	11/26/2016	10/29/2017	11/25/2017	11/4/2018	12/1/2018
11	11/30/2014	12/27/2014	11/29/2015	12/26/2015	11/27/2016	12/24/2016	11/26/2017	12/30/2017	12/2/2018	12/29/2018
12	12/28/2014	1/31/2015	12/27/2015	1/30/2016	12/25/2016	1/28/2017	12/31/2017	2/3/2018	12/30/2018	2/2/2019

5

	FY19		FY20		FY21		FY22		FY23
	Beg	End	Beg	End	Beg	End	Beg	End	Beg	End
1	2/3/2019	3/2/2019	2/2/2020	2/29/2020	1/31/2021	2/27/2021	1/30/2022	2/26/2022	1/29/2023	2/25/2023
2	3/3/2019	3/30/2019	3/1/2020	3/28/2020	2/28/2021	3/27/2021	2/27/2022	3/26/2022	2/26/2023	3/25/2023
3	3/31/2019	5/4/2019	3/29/2020	5/2/2020	3/28/2021	5/1/2021	3/27/2022	4/30/2022	3/26/2023	4/29/2023
4	5/5/2019	6/1/2019	5/3/2020	5/30/2020	5/2/2021	5/29/2021	5/1/2022	5/28/2022	4/30/2023	5/27/2023
5	6/2/2019	6/29/2019	5/31/2020	6/27/202.0	5/30/2021	6/26/2021	5/29/2022	6/25/2022	5/28/2023	6/24/2023
6	6/30/2019	8/3/2019	6/28/2020	8/1/2020	6/27/2021	7/31/2021	6/26/2022	7/30/2022	6/25/2023	7/29/2023
7	8/4/2019	8/31/2019	8/2/2020	8/29/2020	8/1/2021	8/28/2021	7/31/2022	8/27/2022	7/30/2023	8/26/2023
8	9/1/2019	9/28/2019	8/30/2020	9/26/2020	8/29/2021	9/25/2021	8/28/2022	9/24/2022	8/27/2023	9/23/2023
9	9/29/2019	11/2/2019	9/27/2020	10/31/2020	9/26/2021	10/30/2021	9/25/2022	10/29/2022	9/24/2023	10/28/2023
10	11/3/2019	11/30/2019	11/1/2020	11/28/2020	10/31/2021	11/27/2021	10/30/2022	11/26/2022	10/29/2023	11/25/2023
11	12/1/2019	12/28/2019	11/29/2020	12/26/2020	11/28/2021	12/25/2021	11/27/2022	12/24/2022	11/26/2023	12/30/2023
12	12/29/2019	2/1/2020	12/27/2020	1/30/2021	12/26/2021	1/29/2022	12/25/2022	1/28/2023	12/31/2023	2/3/2024

	FY24		FY25		FY26		FY27		FY28
	Beg	End	Beg	End	Beg	End	Beg	End	Beg	End
1	2/4/2024	3/2/2024	2/2/2025	3/1/2025	2/1/2026	2/28/2026	1/31/2027	2/27/2027	1/30/2028	2/26/2028
2	3/3/2024	3/30/2024	3/2/2025	3/29/2025	3/1/2026	3/28/2026	2/28/2027	3/27/2027	2/27/2028	3/25/2028
3	3/31/2024	5/4/2024	3/30/2025	5/3/2025	3/29/2026	5/2/2026	3/28/2027	5/1/2027	3/26/2028	4/29/2028
4	5/5/2024	6/1/2024	5/4/2025	5/31/2025	5/3/2026	5/30/2026	5/2/2027	5/29/2027	4/30/2028	5/27/2028
5	6/2/2024	6/29/2024	6/1/2025	6/28/2025	5/31/2026	6/27/2026	5/30/2027	6/26/2027	5/28/2028	6/24/2028
6	6/30/2024	8/3/2024	6/29/2025	8/2/2025	6/28/2026	8/1/2026	6/27/2027	7/31/2027	6/25/2028	7/29/2028
7	8/4/2024	8/31/2024	8/3/2025	8/30/2025	8/2/2026	8/29/2026	8/1/2027	8/28/2027	7/30/2028	8/26/2028
8	9/1/2024	9/28/2024	8/31/2025	9/27/2025	8/30/2026	9/26/2026	8/29/2027	9/25/2027	8/27/2028	9/23/2028
9	9/29/2024	11/2/2024	9/28/2025	11/1/2025	9/27/2026	10/31/2026	9/26/2027	10/30/2027	9/24/2028	10/28/2028
10	11/3/2024	11/30/2024	11/2/2025	11/29/2025	11/1/2026	11/28/2026	10/31/2027	11/27/2027	10/29/2028	11/25/2028
11	12/1/2024	12/28/2024	11/30/2025	12/27/2025	11/29/2026	12/26/2026	11/28/2027	12/25/2027	11/26/2028	12/30/2028
12	12/29/2024	2/1/2025	12/28/2025	1/31/2026	12/27/2026	1/30/2027	12/26/2027	1/29/2028	12/31/2028	2/3/2029

6

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$95,000,000	100%

TOTAL	$95,000,000	100%

Disclosure Schedule 5.01

Loan Parties’ Organizational Information

Name	State of Organization	Organization Type	Organization Number	FEIN
Sportsman’s Warehouse Holdings, Inc.	Utah	Corporation	1467586-0142	39-1975614

Sportsman’s Warehouse, Inc.	Utah	Corporation	991589-0142	87-0452614

Minnesota Merchandising Corp.	Minnesota	Corporation	678698-2	20-0942908

Sportsman’s Warehouse Southwest, Inc.	California	Corporation	C2888368	20-5218590

Pacific Flyway Wholesale, LLC	Delaware	Limited liability company	4739552	27-1088315

i

Disclosure Schedule 5.05

Material Indebtedness

Sponsor Note.

Cash Flow Payment.

Allowed Priority Tax Claims.

Amounts due under the Leases.

Amounts due pursuant to the mortgages listed on Schedule 7.03.

Disclosure Schedule 5.06

Litigation

1.	McGillis/Eckman Investments-Billings, LLC

McGillis/Eckman Investments-Billings, LLC (“MEI”), as landlord, and Lead Borrower, as tenant, entered into a Lease dated March 20, 2008 (the “Billings Lease”) for the operation of a Sportsman’s Warehouse store in Billings, Montana (the “Billings Store”). Lead Borrower assumed certain obligations of the Billings Lease in connection with that certain plan of reorganization (the “Plan”) confirmed by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), In re Sportsman’s Warehouse, Inc., Case No. 09-10990 (Bankr. D. Del.) (the “Reorganization”). On February 19, 2010, MEI filed a Complaint in Case No. DV-10 294, in the Thirteenth Judicial District Court, Yellowstone County, in Billings, Montana (the “Montana Action”) alleging that Lead Borrower was in default of the Billings Lease for failure to purchase the Billings Store, pursuant to an Option to Purchase contained in the Billings Lease. In the Montana Action, MEI sought specific performance of the purchase, or in the alternative, damages in the approximate amount of $3,000,000. At approximately the same time, MEI demanded that Lead Borrower vacate the Billings Store, which vacation Lead Borrower completed as of March 1, 2010. On March 11, 2010, Lead Borrower filed a Notice of Removal in the Montana Action removing the Montana Action to the United States District Court for the District of Montana under 28 U.S.C. Section 1334. On March 17, 2010, Lead Borrower filed a Complaint in the Bankruptcy Court (“Bankruptcy Court Action”) requesting declaration that the Montana Action is invalid or, in the alternative, that the Bankruptcy Court’s order authorizing assumption of the Billings Lease be vacated. This matter remains a Bankruptcy Court Action. Initial disclosures have been exchanged by the parties and written discovery has been completed. Depositions have been scheduled and rescheduled. On September 16, 2011, the Bankruptcy Court issued an Order which dismissed one of MEI’s claims and part of another MEI claim, but retained the remaining claims for trial. At this time, Lead Borrower continues to pursue resolution of this matter in the most expeditious manner.

2.	See also Schedules 5.17 and 5.18

Disclosure Schedule 5.07

Default

None.

Disclosure Schedule 5.08(b)(1)

Owned Real Estate

Sportsman’s Warehouse, Inc.

Address	Mortgagee and/or Lien Holders
Store #106	Wells Fargo Bank, National Association
1675 Rocky Mountain Ave.
Loveland, CO 80538
Larimer County
Store #114	Steams Bank
165 West 7200 South
Midvale, UT 84047
Salt Lake County
Store #117	Heritage Bank
19205 N. 27th Ave.
Phoenix, AZ 85027
Maricopa County
Store #119	Beal Bank Nevada
11 West 84th Ave.
Thornton, CO 80260
Adams County
Store #120	First American Bank
921 SE Oralabor Rd.
Ankeny, IA 50021
Polk County
Store #139	Heritage Bank
1750 S. Greenfield Rd.
Mesa, AZ 85206-3481
Maricopa County

No other Loan Party owns Real Estate.

v

Disclosure Schedule 5.08(b)(2)

Leased Real Estate

Sportsman’s Warehouse, Inc.

Address	Current Landlord
1137 W. Riverdale Road Riverdale, Utah 84405 (Ogden) Weber County	DDR Riverdale South LLC c/o Developers Diversified Realty Corporation 3300 Enterprise Parkway Beachwood, OH 44122 Re: Account # 104873-20247-7076 Attn: Vice President-Leasing

3797 E. Fairview Avenue Meridian, Idaho 83642 (Boise) Ada County	GS II Meridian Crossroads LLC c/o Developers Diversified Realty Corporation 3300 Enterprise Parkway Beachwood, OH 44122 # 104873-20236-7074

2909 S. Hitt Road Ammon, Idaho 83405 (Idaho Falls) Bonneville County	William H. Ziering P.O. Box 8435 15611 Via De Santa Fe Rancho Santa Fe, CA 92067

2464 US Highway 6 & 50 Grand Junction, Colorado 81505 Mesa County	Grand Mesa Center, L.L.C. (DE LLC) c/o THF Realty, Inc. 2127 Innerbelt Business Center Drive Suite 200 St. Louis, MO 63114 Attn: Lease Administration

1075 South University Avenue Provo, Utah 84601 Utah County	East Bay Center, LLC. (UT LLC) c/o Elliott Associates, Inc. as agents 901 NE Gilsan Portland, OR 97232

7035 High Tech Drive, #200 Midvale, Utah 84047 (Corporate Offices) Salt Lake County	7037 South Warehouse LLC (UT LLC) Attn: Scott A. Nielsen 6371 South Vintage Oak Lane Salt Lake City, UT 84121

1940 Bridgeview Blvd. Twin Falls, Idaho 83301 Twin Falls County	Canyon Park I, LLC Attn: Tina F. Luper 161 5th Avenue South, Suite 202 Twin Falls, ID 83303 208/421-8296 (phone) 208/736-3912 (fax)

Address	Current Landlord
8681 Old Seward Highway Anchorage, AK 99515 Anchorage Borough (County)	ANC Dimond LLC and ANC Hawkins LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

3306 Kietzke Lane Reno, Nevada 89502 Washoe County	Kietzke Plaza LLC (WA LLC) Attn: Rob Rothe 3000 Northup Way Suite 101 Bellevue, WA 98004

1450 Renaissance Blvd., NE Albuquerque, New Mexico 87107 Bernalillo County	Kenneth Donald Knievel Administrative Agent 225 Sequoia Circle Windsor, CO 80550-5807

3945 West Costco Drive Marana (Tucson), Arizona 85741 Pima County	HCo Marana LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

423 Merhar Avenue Fairbanks, Alaska 99701-3166 Fairbanks North Star Borough (County)	Aurora Center LLC, Cascade I, LLC and Cornell III, LLC c/o Elliott Associates 901 NE Glisan Street Portland, OR 97232

9669 South Prosperity Road West Jordan, Utah 84081-6219 (Distribution Center) Salt Lake County	KPFN Properties, L.C. The Ninigret Group, L.C. Manager 1700 South 4650 West Salt Lake City, UT 84104 Attn: Randolph G. Abood, Manager

555 North Chelton Road Colorado Springs, CO 80909-5217 El Paso County	MMP Citadel, LLC (a Delaware LLC) MMP Citadel, LLC 5571 Bleaux Avenue Springdale, AR 72762

4120 East 2nd Street Casper, WY 82609-2319 Natrona County	GRH Casper LLC MKJ Casper LLC c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

6241 Perimeter Drive, Suite J Chattanooga, TN 37421-3601 Hamilton County	G&M Chattanooga (ID GP) and Slovis Chattanooga, LLC (TN LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Address	Current Landlord
2957 East 850 North St. George, UT 84790 Washington County	Miller Properties St. George, LLC (ID LLC) Attn: Otto Miller 1395 Marsten Road Burlingame, CA 94010

476 Piney Grove Road Columbia, South Carolina 29210 Richland County	Boise Spectrum LLC (ID LLC), GRH Kaysville LLC (ID LLC) and MRH Venture Capital LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

2200 War Admiral Place, Suite 130 Lexington, KY 40509 Lexington-Fayette County	War Admiral Place, LLC (KY LLC) 2527 Sir Barton Way Lexington, KY 40509

1901 East Parks Highway Wasilla, AK 99654 Matanuska-Susitna Borough (County)	G & M Wasilla LLC (ID LLC) e/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

1710 Delta Waters Road Medford, OR 97504 Jackson County	Crater Lake Venture, LLC (OR LLC) Attn: Sheila Roley, Property Manager 744 Cardley Avenue, Suite 100 Medford, OR 97504

44402 Sterling Highway Soldotna, AK 99669 Kenai Peninsula County	SXQ Company, LLC c/o Penco Properties Attn: Henry Penney 3620 Penland Parkway Anchorage, AK 99508 Phone: (907) 276-2222

130 Marathon Way Southaven, MS 38671 De Soto County	SW-MS, LLC Lucknow, LLC Nolin SW, LLC Attn: James Devincenti 1 Blackfield Drive, #112 Tiburon, CA 94920 Phone: (415) 625-2158 (office) Phone: (415) 516-3270 (cell)

1795 South 5350 West Salt Lake City, UT 84014 (Fixture Warehouse) Salt Lake County	Landmark III Property LLC (UT LLC) 9061 Santa Monica Boulevard Los Angeles, CA 90069

Address	Current Landlord
120 – 31st Avenue SE, Suite G Puyallup, WA 98374 Pierce County	South Hill Village Limited Partnership c/o Anka Property Group Attn: Andrew Stringer Level 3, 179-191 New South Head Road (PO Box 727) Edgecliff NSW 2027 Telephone: +61 2 9302-3000

5647 Centennial Center Boulevard Las Vegas, NY 89149-7104 Clark County	Centennial Gateway, LLC (NV LLC) Attn: Terri Sturm 5785 Centennial Center Blvd., Suite 230 Las Vegas, NV 89149 (702) 822-8200

Sportsman’s Warehouse Southwest, Inc.

Address	Current Landlord
6640 Lonetree Blvd. Rocklin, CA 95765 Placer County	Rocklin Retail LLC (CA LLC) Attn: Michael Smythe 142 S. Santa Cruz Avenue Los Gatos, CA 95030

Hilltop Drive and Highway 44 1643 Hilltop Drive Redding, CA 96002 Shasta County	GRH California LLC, MRH Redding LLC and GP Hilltop LLC (ID LLCs) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702 Phone: (208) 376-8522 Fax: (208) 376-8523

Disclosure Schedule 5.09

Environmental Matters

The representations and warranties made by the Loan Parties in Section 5.09 are qualified by the contents of the following environmental reports and documents:

Location	Assessment CO.	Date
Twin Falls, ID	Ph I - EHM Engineering, Twin Falls, ID	07/12/00
Anchorage, AK	Geo - Dowl Engineers, Anchorage, AK	09/18/92
Albuquerque, NM	Ph I - Vinyard & Assoc., Albuquerque, NM	03/05/01
Tucson, AZ	Ph I - AMEC, Tempe, AZ	06/24/04
	Geo - Speedie & Assoc., Phoenix, AZ	07/12/04
Colorado Springs, CO	Geo - Terracon, Colorado Springs, CO	04/08/05
St. George, UT	Geo - AGEC, St. George, UT	05/03/05
Columbia, SC	Geo - Schnabel Engineering, W. Columbia, SC	08/18/05
Rocklin, CA	Geo - Earthtec Ltd., Roseville, CA	10/14/97
Billings, MT	Geo - Rimrock Engineering, Billings, MT	12/20/07
Wasilla, AK	Geo - Northern Geotechnical Engineers, Anchorage, AK	09/20/06
Loveland, CO	ENSR 1601 Prospect Prkwy Fort Collins, CO 80525	October, 1997
Thornton, CO	ERO Resources Corp 1740 High Street Denver, CO 80218	June, 1996
Thornton, CO	Environmental Resources Mgmt S9S0 S Willow Drive Greenwood Village, CO	May, 2003
Mesa, AZ	Certified Environmental Services, INC 1348 E Missouri Ave Phoenix, AZ 8S014	February, 2005
Ankeny, IA	Allender Butzke Engineers 3660 109th Street Urbandale IA S0322	June, 2003
Phoenix, AZ	Knudsen-Smith Engineering 7902 North Black Canyon HWY Phoenix, AZ 85051	October, 2002
Midvale, UT	Bingham Environmental 5160 Wiley Post Way Salt Lake City, UT 84116	June, 2002

x

Location	Assessment CO.	Date
Review of Ankeny, Loveland, Mesa, Phoenix, St. Cloud	Rqstd by Seidler performed by GaiaTech 3343 Peachtree Road NE Atlanta GA 30326	June, 2007
Midvale, UT	GaiaTech 3343 Peachtree Road NE Atlanta GA 30326	June, 2007
Thornton, CO	GaiaTech 3343 Peachtree Road NE Atlanta GA 30326	May, 2007
Distribution Center, UT	GaiaTech 3343 Peachtree Road NE Atlanta GA 30326	June, 2007
Allen Park, MI	NTH Consultants, Ltd.	January, 2007
	Post Closure Plan - Ford Motor Land Development Corporation 550 Town Center Drive, Suite 200 Dearborn, MI 48126-2477	July, 2004
Puyallup, WA	CMSI Environmental Specialties Asbestos Inspection 4227 S Meridian, STE C, #625 Puyallup, WA 98373	April, 2011

Disclosure Schedule 5.10

Insurance

Summary of insurance policies held by the Loan Parties:

Type	Policy #/Period	Limits	Deductible		Premiums
EPLI - Executive Risk Indemnity Inc.	***	Agent: Diversified Insurance / Carpenter Moore
Directors & Officers	4/1/11 - 4/1/12	***		***
Employment Practices	4/1/11 - 4/1/12	***		***		Total premium for
Third Party Discrimination	4/1/11 - 4/1/12	***		***		all three coverages
Fiduciary	4/1/11 - 4/1/12	***		***	$	***

EPLI - Illinois National Insurance Co	***	Agent: Diversified Insurance / Carpenter Moore
D&O EPLI - Excess	4/1/11 - 4/1/12	***		N/A	$	***

Worker’s Comp - The Hartford	***	Agent: Lockton Companies
	11/1/10 - 11/1/11	(A) ***		N/A	$	***
(A) ***
GL, Property, Umbrella		Agent: Lockton Companies
***

GL - National Fire Insurance	11/1/10 - 11/1/11	***		***	$	***
***
Property - Continental Casualty Co.	11/1/10 - 11/1/11	***		***	$	***
	***	(Other Deductibles: ***)
Umbrella - Continental Casualty Co.	11/1/10 - 11/1/11	***		***	$	***

Auto - Valley Forge Ins. Co.	***	Agent: Lockton Companies
	11/1/10 - 11/1/11	***	$	***	$	***

Ocean Cargo - Falvey Cargo	***	Agent: Lockton Companies
	11/1/10 - 11/1/11	***		***	$	***

Crime - National Union Fire	***	Agent: Lockton Companies
	11/1/10 - 11/1/11	***		***	$	***

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure Schedule 5.13

Subsidiaries; Other Equity Investments; Equity Interests in the Borrower

(a)	Authorized Equity Interests*

Company	Jurisdiction of Organization	Authorized Equity Interests
Sportsman’s Warehouse, Inc.	Utah	1,000 Shares Common Stock, $.01 par value
Minnesota Merchandising Corp.	Minnesota	1,000 Shares Common Stock, $.01 par value
Sportsman’s Warehouse Southwest, Inc.	California	1,000 Shares Common Stock, $.01 par value
Pacific Fly way Wholesale, LLC	Delaware	Percentage Interests

*	For amounts owned by the Loan Parties, see (b) and (c) below.

(b)	Equity Interests held

Issuer	Name of Stockholder	Class	Number of Shares
Sportsman’s Warehouse, Inc.	Sportsman’s Warehouse Holdings, Inc,	Common Stock	100
Minnesota Merchandising Corp.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100
Sportsman’s Warehouse Southwest, Inc.	Sportsman’s Warehouse, Inc.	Common Stock	100
Pacific Flyway Wholesale, LLC	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of the Percentage Interests

(c)	Loan Party Ownership (see also (b) above)

Issuer	Name of Stockholder	Class	Number of Shares
Sportsman’s Warehouse Holdings, Inc.*	SEP SWH Holdings, L.P.	Common Stock	4,700,000
	New SEP SWH Holdings, L.P.	Common Stock	4,800,000
	***	Restricted Nonvoting Common Stock	5,000
	***	Restricted Nonvoting Common Stock	112,500

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Issuer	Name of Stockholder	Class	Number of Shares
	***	Restricted Nonvoting Common Stock	61,940
	***	Restricted Nonvoting Common Stock	112,500
	***	Restricted Nonvoting Common Stock	5,000
	***	Restricted Nonvoting Common Stock	5,000
	***	Restricted Nonvoting Common Stock	5,000
	***	Restricted Nonvoting Common Stock	112,500
	John Schaefer	Restricted Nonvoting Common Stock	734,375
	***	Restricted Nonvoting Common Stock	94,688
	***	Restricted Nonvoting Common Stock	10,000
	Kevan Talbot	Restricted Nonvoting Common Stock	112,500
	***	Restricted Nonvoting Common Stock	112,500
	***	Restricted Nonvoting Common Stock	112,500
	***	Restricted Nonvoting Common Stock	100
	***	Restricted Nonvoting Common Stock	1,300
	***	Restricted Nonvoting Common Stock	2,500
	***	Restricted Nonvoting Common Stock	100
	***	Restricted Nonvoting Common Stock	300
	***	Restricted Nonvoting Common Stock	2,000
	***	Restricted Nonvoting Common Stock	500
	***	Restricted Nonvoting Common Stock	200
	***	Restricted Nonvoting Common Stock	100

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*	2,400,000 shares of Sportsman’s Warehouse Holdings, Inc.’s Restricted Nonvoting Common Stock has been reserved for issuance under the Employee Stock Plan.

Disclosure Schedule 5.17

Intellectual Property

Infringement Claims

None known.

Disclosure Schedule 5.18

Labor Matters

Plan/Agreement/Arrangements:

The Management Reimbursement Agreement

Outline of Basic Terms of Employment Regarding Employment of John Schaefer, dated July 15, 2009.

Employee Stock Plan.

Complaints/Claims:

Notice of Wage Lien filed by the Wisconsin Department of Workforce Development (Lien Claimant) against SW pursuant to Wisconsin Statute Section 109.09. (Wisconsin Department of Financial Institutions Filing #090005754223). This wage lien relates to an alleged violation of Wisconsin’s plant closing law (state WARN Act). SW believes this wage lien relates to a store closing whereby Wisconsin stores closed approximately II days prior to the end of a previously noticed 60 day WARN Act period. It appears that at least the following three individuals may have made claims against SW under the Wisconsin plant closing law: (1) Bob Anderson (ERD Case #200901406); (2) Kent R. Stoddard (#LS200901406); and (3) Peter Iverson (ERD Case # LS200901730). Portions of the above-referenced claims may also relate to an alleged failure to pay certain accrued paid time off (“PTO”)/vacation.

Alaska State Commission for Human Rights Complaint of Discrimination filed by Robbie Campbell (ASCHR No, J-11-166). Ms. Campbell, a former employee at the Soldotna, Alaska location, filed a charge of discrimination alleging age discrimination on June 30, 2011. SW filed a response to the charge and denied the allegations. On September 26, 2011, the Alaska State Commission for Human Rights issued a closing order because “Complainant has requested withdrawal of her complaint.” It is unknown whether there will be any subsequent judicial proceedings related to this charge, but SW would vigorously defend any such action. SW also successfully opposed Ms. Campbell’s application for unemployment benefits, and it is unknown whether Ms. Campbell might seek judicial review of the denial of unemployment benefits.

United States Equal Employment Opportunity Commission Charge of Discrimination filed by Shannon Aykroid (EEOC No. 543-2011-00409). Ms. Aykroid, a former employee at the Albuquerque, New Mexico location, filed a charge of discrimination on July 6, 2011 alleging disability discrimination. SW responded on September 20, 2011 and denied the allegations. SW will vigorously defend itself from this charge of discrimination.

Ganz & Hauf, CHTD v. David Scott, et al. On or about May 3, 2010, the law firm of Ganz & Hauf filed an action in state district court in Clark County, Nevada against SW and IEC Group, Inc. dba AmeriBen to require them to pay the medical expenses of David

Scott following a motor vehicle accident. SW retained Nevada counsel and removed Mr. Scott’s action to federal court, where it was assigned case number 2:10-CV-00996- PMP-LRL. SW also accepted the tender of defense by AmeriBen as the medical plan administrator of SW. AmeriBen is vigorously defending both itself and SW. No evaluation presently can be made as to the final outcome of this matter or the likelihood or range of potential loss, if any.

Disclosure Schedule 5.21(a)

DDAs and Blocked Accounts

U.S. Bank National Association

1420 5th Ave – PD-WA-T8TM

Seattle, WA 98101

Attn: Patrick McIndoo

(206) 344-3763

Account Holder	Description	Account Number
Sportsman’s Warehouse, Inc.	Concentration Account	***
	CD Account	***
	Main Operating Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
Pacific Flyway Wholesale, LLC	Collateral (Depository)	***
	Controlled Disbursement	***

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Account Holder	Description	Account Number
	Operating Account	***
Sportsman’s Warehouse Southwest, Inc.	Depository Account	***

Wells Fargo Bank, N.A.

299 South Main St., 4th Floor

SLC, UT 84111

Attn: Gary Rigby

(801) 246-1033

Account Holder	Description	Account Number
Sportsman’s Warehouse, Inc.	Collateral (Depository)	***
	Operating Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***
	Depository Account	***

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure Schedule 5.21(b)

Credit Card Arrangements

The Borrowers have credit card processing arrangements with the following processors:

1. Terms of Service, as may have been amended and supplemented from time to time (including without limitation by the terms of the PIN-Based, Online Debit Card Addendum to the Terms of Service), between Elavon, Inc. (US Bank) and Sportsman’s Warehouse, Inc.

2. Merchant Services Agreement, Form 33722, Rev. 9/02, effective as of June 1, 2003, as may have been amended and supplemented from time to time, between DFS Services LLC f/k/a Discover Financial Services LLC and Sportsman’s Warehouse, Inc.

3. American Express® Card Acceptance Agreement, as may have been amended and supplemented from time to time between American Express Travel Related Services Company, Inc. and Sportsman’s Warehouse, Inc.

Disclosure Schedule 5.24

Material Contracts

Management Reimbursement Agreement

Sponsor Note

Sponsor Security Agreement

Parent Guaranty of Sponsor Note

Mortgages listed on Schedule 7.03

Leases

Disclosure Schedule 7.01

Existing Liens

Liens securing the Sponsor Note.

Liens with respect to the Allowed Priority Tax Claims.

Liens in personal property of SW located in the State of Wisconsin with respect to the Notice of Wage Lien filed by the Wisconsin Department of Workforce Development against SW pursuant to Wisconsin Statute Section 109.09. (Wisconsin Department of Financial Institutions Filing #090005754223). As of the First Amendment Effective Date, SW believes that there is no personal property of SW located in the State of Wisconsin.

UCC-1 Financing Statement to be filed against Pacific Flyway Wholesale, LLC as successor to Pacific Flyway Wholesale, Inc. by DeLage Landen Financial Services, Inc. (prior filing: January 16, 2007, as File Number 311527200700) to secure the capital lease obligations described on Schedule 7.03.

Existing Financing Statements:*

Debtor Name, as listed	Secured Party Name	Filing Date	Lapse Date	Orig. File No.	Property
Sportsman’s Warehouse Inc.	Network Appliance Inc.	6/20/2007	6/20/2012	322417200700	Computer equipment

Real Property Interests:*

Entity	Property Location	Secured Party	File Number	File Date	File Type
Sports Warehouse Inc.	Ankeny, Iowa (Polk County)	First American Bank	2003-00008523	7/21/03	Mortgage
Sports Warehouse Inc.	Ankeny, Iowa (Polk County)	First American Bank	2003-00023206	8/15/03	UCC Fixture Filing
Sports Warehouse Inc.	Midvale, Utah (Salt Lake County)	Stearns Bank NA	8304913	7/29/02	Deed of Trust
Sports Warehouse Inc.	Midvale, Utah (Salt Lake County)	Steams Bank NA	8304914	7/29/02	Assignment of Rents
Sports Warehouse Inc.	Midvale, Utah (Salt Lake County)	Stearns Bank NA	8663676	5/27/03	Modification of Deed of Trust
Sports Warehouse Inc.	Midvale, Utah (Salt Lake County)	Stearns Bank NA	8304915	7/29/02	UCC Fixture Filing
Sportsman’s Warehouse, Inc.	Midvale, Utah (Salt Lake County)	Stearns Bank NA	10015889	2/27/07	Continuation Statement for UCC Fixture Filing
Sportsman’s Warehouse, Inc.	Loveland, Colorado (Larimer County)	Wells Fargo Retail Finance (now Wells Fargo Bank)	20100048372	8/18/10	Deed of Trust
Sportsman’s Warehouse, Inc.	Loveland, Colorado (Larimer County)	City of Loveland	20100075838	12/6/10	Certification of Assessment Roll
Sports Warehouse Inc.	Thornton, Colorado (Adams County)	Marshall Bank, N.A. (now Beal Bank Nevada)	Cl 140493	5/8/03	Deed of Trust, Security Agreement and Fixture Filing Statement

Entity	Property Location	Secured Party	File Number	File Date	File Type
Sports Warehouse Inc.	Thornton, Colorado (Adams County)	Marshall Bank, N.A. (now Beal Bank Nevada)	Cl 140494	5/8/03	Assignment of Leases and Rents
Sports Warehouse Inc.	Thornton, Colorado (Adams County)	Marshall Bank, N.A. (now Beal Bank Nevada)	20050801000809 390	8/1/05	Amendment to Note, Construction and Term Loan Agreement, Mortgage and Assignment of Leases and Rents
Sportsman’s Warehouse, Inc.	Thornton, Colorado (Adams County)	Beal Bank Nevada	2010000035897	6/1/10	Loan Modification and Extension Agreement
Sportsman’s Warehouse Inc.	Phoenix, Arizona (Maricopa County)	Bridgeview Bank Group (now Heritage Bank)	20040293461	3/23/04	Deed of Trust, Assignment of Rents and Security Agreement
Sportsman’s Warehouse Inc.	Phoenix, Arizona (Maricopa County)	Bridgeview Bank Group (now Heritage Bank)	20060395368	3/23/06	Amendment to Deed of Trust, Assignment of Rents and Security Agreement
Sportsman’s Warehouse, Inc.	Phoenix, Arizona (Maricopa County)	Bridgeview Bank Group (now Heritage Bank)	20060775495	6/8/06	Amendment to Caption Heading of Deed of Trust
Sportsman’s Warehouse Inc.	Mesa, Arizona (Maricopa County)	Bridgeview Bank Group (now Heritage Bank)	20050412728	4/1/05	Deed of Trust, Assignment of Rents and Security Agreement
Sportsman’s Warehouse Inc	Mesa, Arizona (Maricopa County)	Bridgeview Bank Group (now Heritage Bank)	20070707821	6/20/07	First Amendment to Deed of Trust
Sportsman’s Warehouse Inc.	Mesa, Arizona (Maricopa County)	Bridgeview Bank Group (now Heritage Bank)	20050412729	4/1/05	Fixture Filing
Sportsman’s Warehouse Inc.	Mesa, Arizona (Maricopa County)	Bridgeview Bank Group (now Heritage Bank)	20050441821	4/7/05	Fixture Filing

*	See Schedule 7.03 for the outstanding balance underlying the above liens.

Disclosure Schedule 7.02

Existing Investments

None other than as listed on Schedule 5.13.

Disclosure Schedule 7.03

Existing Indebtedness

Sponsor Note.

Cash Flow Payment.

Allowed Priority Tax Claims.

Other Existing Indebtedness:

Company	Type	Maturity	Lender	Balance as of 9/24/11
Sportsman’s Warehouse, Inc.	Mortgage	May 2023	Midvale - Stearns Bank	$2,716,249
Sportsman’s Warehouse, Inc.	Mortgage	March 2016	Phoenix- Heritage Bank	5,667,381
Sportsman’s Warehouse, Inc,	Mortgage	May 2015	Thornton - Beal Bank Nevada	3,966,307
Sportsman’s Warehouse, Inc.	Mortgage	January 2019	Ankeny - First American Bank	2,611,808
Sportsman’s Warehouse, Inc.	Mortgage	November 2015	Mesa - Heritage Bank	4,539,582
Pacific Flyway Wholesale, LLC	Capital Lease	December 2011	DeLage Landen Financial Services, Inc.	4,963.32

Schedule 10.02

Administrative Agent’s Office; Certain Addresses for Notices

Administrative Agent’s Office:

Wells Fargo Bank, National Association, as Administrative Agent

One Boston Place, 18th Floor

Boston, Massachusetts 02108

Attention:	Mr. Peter Foley
Telephone:	(617) 854-7283
Facsimile:	(855) 461-3726
E-mail:	peter.foley@wellsfargo.com

Certain Addresses for Notices:

1.	If to any Loan Party:

Sportsman’s Warehouse, Inc.

7035 South High Tech Drive

Midvale, Utah 84047

Attn: Chief Financial Officer

Telephone: (801) 304-4321

Facsimile: (801) 304-4305

E-mail: ktalbot@sportsmanswarehouse.com

with copies to:

Lindquist & Vennum PLLP

4200 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

Attn: Debra Page, Esq.

Telephone: (612) 371-3528

Facsimile: (612) 371-3207

E-mail: dpage@lindquist.com

and

Sportsman’s Warehouse, Inc.

c/o Seidler Equity Partners

4640 Admiralty Way, Suite 1200

Marina del Rey, California 90292

Attn: General Counsel

Telephone: (213) 683-4551

Facsimile: (213) 624-0691

E-mail: mfairclough@seidlercos.com

2.	If to the Administrative Agent, the Collateral Agent, the L/C Issuer or the Swing Line Lender:

Wells Fargo Bank, National Association, as Administrative Agent

One Boston Place, 18th Floor

Boston, Massachusetts 02108

Attention:	Mr. Peter Foley
Telephone:	(617) 854-7283
Facsimile:	(855) 461-3726
E-mail:	peter.foley@wellsfargo.com

with a copy to:

Riemer & Braunstein LLP

Three Center Plaza

Boston, Massachusetts 02108

Attention:	Robert E. Paul, Esq.
Telephone:	(617) 880-3551
Facsimile:	(617) 692-3551
E-mail:	rpaul@riemerlaw.com

Website address of the Lead Borrower: www.sportsmanswarehouse.com

Exhibit G

Updated Form of Borrowing Base Certificate

[see attached]

Sportsman’s Warehouse, Inc.			As of Date:		/ /20
Borrowing Base Certificate			Certificate #		1

Credit Card Receivables
Credit Card Receivables as of:		/ /20
Less: Outstanding Credit Card Fees

Eligible Credit Card Receivables					$—
Advance Rate					85.0%

Total Credit Card Receivables Availability

Trade Receivables
Trade Receivables as of:		/ /20			$—
Less: Ineligibles					—
Eligible Trade Receivables					$—
Advance Rate					85.0%

Total Trade Receivables Availability

RETAIL INVENTORY				At Retail	At Cost
Beginning Inventory
Add: Purchases
DC to Stores Inventory not in either system
Ecommerce Inventory
Net Markups
Freight
Inventory Adjustments

Available for Sale				—	—
Less: Sales/Cost of Good Sold
Net Markdowns

Ending Inventory as of:		/ /20		$—	$—
Less Ineligibles:
Shrink Reserve (.50% of Ending Inventory per the August 2011 Audit)					—
Duck Stamps (Dept #23)
Retail Below Cost
Store Supplies, Shop Parts, Headquarter Inv, Licenses (Dept #6 101, 21, & 60)
Other
Total Ineligibles					$—

Eligible Retail Inventory					$—
NOLV
Advance Rate (lesser of (i) 90% of NOLV and (ii) 75% of Cost)	90.0%	82.9%			74.6%

Total Retail Inventory Availability					$—

WHOLESALE INVENTORY				At Retail	At Cost
Beginning Inventory
Add: Purchases
Stores to DC Inventory not in either system
Net Markups
Freight
Inventory Adjustments

Available for Sale				—	—
Less: Sales/Cost of Good Sold
Net Markdowns

Ending Inventory as of:		/ /20		$—	$—
Less Ineligibles:
Shrink
Store Supplies
Other Items

Total Ineligibles					$—

Eligible Wholesale Inventory					$—
NOLV
Advance Rate (lesser of (i) 50% of NOLV and (ii) 75% of Cost)	90.0%	82.9%			74.6%

Total Wholesale Inventory Availability						$—

Total Inventory Availability (Wholesale Inventory Availability and Retail Inventory Availability)						$—

REAL ESTATE
Loveland Property Fair Market Value

Advance Rate (to be stepped down to 45% on May 28, 2012 and 40% from May 28, 2013 through Maturity)						50.0%

Total Real Estate Availability (Capped at $8,000,000)						$—

Gross Borrowing Base Availability						$—

Less: Availability Reserves		as of:	/ /20
Gift Certificates/Cards (50%)	as of:	/ /20				$—
Customer Deposits/Layaway (100%)
Rent Reserve (2 Mos PA, WA, VA, TX)
Past Due Licenses AP
Other

Total Availability Reserves						$—

Total Borrowing Base

Total Capped Borrowing Base (Capped at $95,000,000)

AVAILABILITY CALCULATION						$—

Beginning Principal Balance		as of:	/ /20
ADD:			Prior days advance
ADD:			Fees charged today
ADD:			Legal Fees
ADD:			Prior days requested lending
ADD:			LIBOR Balance
LESS:			Prior days pay down

Ending principal balance prior to advance request		as of:	/ /20			—

Advance Request

Ending Principal Balance						—

ADD:			Standby Letters of Credit
ADD:			Commercial Letters of Credit

Total exposure						$—

Net Availability After Today’s Request / Pay Down

Excess Availability (Net Borrowing Base less total exposure)

Minimum Excess Availability Covenant - 10% of the Loan Cap						$—
Minimum Availability Covenant						(5,500,000)

				Currently	#DIV/O!	$—

Trigger to Weekly BBC (if (i) an Event of Default exists, (ii) Availability is <25% of the Loan Cap for 5 consecutive Business Days or (iii) Availability is <20% of the Loan Cap for 1 day)

The undersigned, a Responsible Officer (as defined in the Credit Agreement referred to below) of Sportsman’s Warehouse, Inc. (the “Lead Borrower”), represents and warrants that (A) the Information set forth above and the supporting documentation and information delivered herewith (i) is true and correct in all respects, (ii) has been prepared in accordance with the requirements of that certain Credit Agreement dated May 28, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by, among others, (1) the Load Borrower, as agent for itself and the other Borrowers party thereto, (2) the Lenders party thereto, and (3) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and (iii) is based on supporting documentation that is satisfactory to the Agent, and (B) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing.

Responsible Officer

Exhibit J

Employee Stock Plan

[see attached]

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

2010 EQUITY INCENTIVE PLAN

1.	PURPOSE OF THE PLAN.

The purpose of this Plan is to promote the success of Sportsman’s Warehouse Holdings, Inc., a Utah corporation (the “Corporation”) and the interests of its shareholders by providing a means through which the Corporation may issue and sell restricted stock of the Corporation to certain eligible persons designated by the Board of Directors (the “Board”), and to further align the interests of such eligible persons with those of the Corporation’s shareholders generally.

2.	ADMINISTRATION.

This Plan will be administered by, and any issuance and sale of equity of the Corporation may only be authorized by, the Board or one or more committees appointed by the Board to administer this Plan in accordance with the Corporation’s Articles of Incorporation (the “Articles”) and Bylaws, each as amended and in effect from time to time.

3.	ELIGIBILITY.

The Board, in its discretion, will determine those persons eligible to acquire stock under this Plan (“Eligible Persons”). The initial list of Eligible Persons is included on the attached Schedule A, which the Board may amend from time to time.

In addition to the rights granted to Eligible Persons during 2010 to purchase restricted stock, the Board intends to issue and sell additional shares of restricted stock in the future to Eligible Persons (subject to the Board’s discretion and the share limit in Section 4.3 below) as follows:

•	Up to 4% of the Corporation’s outstanding shares of capital stock after the Corporation achieves $15 million of EBITDA (as described in Section 3(vi) of the Articles of the Corporation) during a full fiscal year;

•	Up to an additional 4% of such stock after the Corporation achieves $20 million of EBITDA during a full fiscal year; and

•	The remainder of the shares allowed by Section 4.3 below from time to time, based on individual performance and contribution to the overall success of the Corporation.

4.	STOCK SUBJECT TO THE PLAN.

4.1	New Class of Securities. Pursuant to this Plan, the Corporation has created a new class of securities designated as Restricted Nonvoting Common Stock, par value $0.01 per share (“Restricted Nonvoting Common Stock”) and authorized the issuance and sale of up to 2,400,000 shares of Restricted Nonvoting Common Stock to Eligible Persons under this Plan.

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4.2	Shares Available. The only capital stock that may be issued under this Plan will be shares of the Corporation’s authorized but unissued Restricted Nonvoting Common Stock.

4.3	Share Limit. The shares of Restricted Nonvoting Common Stock that may be issued under this Plan will not exceed 20% of the fully diluted Common Stock of the Corporation in the aggregate.

5.	RESTRICTED STOCK PURCHASE AGREEMENT; PURCHASE PRICE.

5.1	Restricted Stock Purchase Agreement. Each purchaser of Restricted Nonvoting Common Stock under this Plan (a “Purchaser”) will enter into a definitive Restricted Stock Purchase Agreement (“Stock Purchase Agreement”) with the Corporation in a form approved by the Board. The Corporation may require that the spouse of any married Purchaser also promptly execute and return to the Corporation either the Stock Purchase Agreement or a spousal consent form approved by the Board.

5.2	Purchase Price. The purchase price for shares of Restricted Nonvoting Common Stock issued under this Plan will be equal to their fair market value, as determined in good faith by the Board in its sole discretion at the time of issuance of such shares, and will be set forth in the Stock Purchase Agreement. The purchase price must be paid in full at the time of each purchase.

5.3	Retention of Certificates. The Corporation may, in its sole discretion, (a) elect to hold in its possession the certificates evidencing any or all shares of Restricted Nonvoting Common Stock purchased under this Plan as security for compliance by the Purchaser with the Articles, the Stock Purchase Agreement and the Plan, including, without limitation, the redemption provisions of the Articles and the Plan; and (b) require that the Purchaser execute and deliver to the Corporation stock assignments with respect to such shares in order to assure such compliance.

6.	STOCK RESTRICTIONS. In addition to the provisions of the Articles pertaining to Restricted Nonvoting Common Stock, and the restrictions and obligations stated in the relevant Stock Purchase Agreement, such stock issued under this Plan will be subject to the following:

6.1	Legend. Stock certificates evidencing Restricted Nonvoting Common Stock will bear a legend making appropriate reference to the restrictions imposed.

6.2	Confidentiality, Non-Solicitation, Non-Competition, Etc. Each Stock Purchase Agreement will include non-competition restrictions, non-solicitation restrictions, confidentiality restrictions, non-disparagement restrictions and other restrictive covenants as set forth in the applicable Stock Purchase Agreement.

6.3	No Transferability. No holder of Restricted Nonvoting Common Stock may transfer, sell, assign, pledge or otherwise encumber any share of such stock without the prior written approval of the Board, except upon exercise of the Corporation’s redemption right or in connection with a Drag Sale, as defined in the Articles.

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6.4	Redemption upon Termination of Employment. If any holder of shares of Restricted Nonvoting Common Stock: (i) ceases for any reason or no reason to be employed by the Corporation or its affiliates, or (ii) violates any non-competition restrictions, non-solicitation restrictions, confidentiality restrictions, non-disparagement restrictions or other restrictive covenants as set forth in the applicable Stock Purchase Agreement or other agreement between such holder and the Corporation, the Corporation may redeem all (but not less than all) of such shares as provided in, and subject to the requirements of, the Articles. In either case, the valuation multiple referred to in Article 4, Section 3(vi) of the Articles with respect to any such redemption will be four (4) times EBITDA of the most recently completed fiscal year, as determined by the Board.

6.5	Drag Along. The shares of Restricted Nonvoting Common Stock are subject to the “Drag Sale” provisions of the Articles.

6.6	Charter Documents. The Articles and Bylaws of the Corporation, as lawfully amended from time to time, may provide for additional restrictions and limitations with respect to the Restricted Nonvoting Common Stock or priorities, rights and preferences as to securities and interests prior in rights to the Restricted Nonvoting Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Stock Purchase Agreement, such restrictions and limitations shall apply to any shares of Restricted Nonvoting Common Stock acquired pursuant to this Plan and are incorporated herein by this reference.

7.	GENERAL.

7.1	Compliance with Laws. This Plan, the purchase of shares of Restricted Nonvoting Common Stock, and/or the payment of money under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to any regulatory approvals that may be advisable. Each Purchaser will, if requested by the Corporation, provide the assurances and representations the Board deems desirable to assure compliance with all applicable legal, tax and accounting requirements.

7.2	Compliance with Securities Laws. No holder of Restricted Nonvoting Common Stock will sell, pledge or otherwise transfer shares of such stock or any interest in such shares except in accordance with this Plan and the applicable Stock Purchase Agreement. Any other attempted transfer will be void and of no effect. Notwithstanding anything else herein to the contrary, neither the Corporation nor any affiliate has any obligation to register the Restricted Nonvoting Common Stock or file any registration statement under either federal or state securities laws, nor does the Corporation or any affiliate make any representation concerning the likelihood of a future disposition of any Restricted Nonvoting Common Stock.

7.3

Plan Amendments, Termination and Suspension. THE BOARD MAY, AT ANY TIME IN ITS SOLE AND ABSOLUTE DISCRETION, TERMINATE OR, FROM TIME TO TIME, AMEND, MODIFY OR SUSPEND THIS PLAN, IN WHOLE OR IN PART, WITHOUT NOTICE. AFTER THE TERMINATION OF THIS PLAN, NO ADDITIONAL RESTRICTED NONVOTING COMMON STOCK MAY BE ISSUED

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UNDER THIS PLAN. ANY SUCH TERMINATION OF THIS PLAN WILL NOT AFFECT, IN ANY MANNER WHATSOEVER, THE RIGHTS OF THE HOLDERS OF ANY THEN-EXISTING AND ISSUED NONVOTING COMMON STOCK.

7.4	Privileges of Stock Ownership. No Eligible Person or any other person will be entitled to any privilege of stock ownership as to any shares of Restricted Nonvoting Common Stock not actually purchased and held of record by the Eligible Person.

7.5	Effective Date of the Plan. This Plan is effective upon its adoption by the Board, subject to approval by the shareholders of the Corporation.

7.6	Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board to grant or authorize any other compensation, with or without reference to capital stock of the Corporation, under any other plan or authority.

7.7	No Restriction on Corporate Powers. The existence of this Plan does not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any affiliate’s capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any affiliate; (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation’s capital stock or the rights thereof; (d) any dissolution or liquidation of the Corporation or any affiliate; (e) any sale or transfer of all or any part of the Corporation or any affiliate’s assets or business; or (f) any other corporate act or proceeding by the Corporation or any affiliate. No Eligible Person or any other person will have any claim against any member of the Board or the Corporation or any employees, officers or agents of the Corporation or any affiliate, as a result of any such action.

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SCHEDULE A

INITIAL ELIGIBLE PERSONS

Name:
Steve Coffey
Matt French
Larry Knight
Jeremy Sage
John Schaefer
Karen Seaman
Kevan Talbot
Chris Utgaard
Mike VanOrden

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